SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) January 22, 2002
                                                        -----------------


                          SVB Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


         000-22407                                  22-3438058
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(Commission File Number)                 (I.R.S. Employer Identification No.)



                    70 East Main Street, Somerville, NJ     08876
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               (Address of Principal Executive Offices)  (Zip Code)


                                 (908) 541-9500
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              (Registrant's Telephone Number, Including Area Code)




          (Former Name or Former Address, if Changed Since Last Report)



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ITEM #5 - NEWS RELEASE

ITEM #7 - FINANCIAL STATEMENTS AND EXHIBITS

            (99) Additional Exhibits

                 Copy of press release announcing Fourth Quarter and Year To Date Earnings

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SVB Financial Services, Inc.
                                                              (Registrant)


Date   January 24, 2002                      By  /s/ Keith B. McCarthy
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                                                 Keith B. McCarthy
                                                 Principal Accounting Officer